Exhibit 12

780 North Water Street Milwaukee, WI 53202-3590 TEL 414-273-3500 Fax 414-273-5198 www.gklaw.com

August 3, 2007

Board of Directors

Frontegra Funds, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

Board of Directors

Columbus Funds, Inc.

227 Washington Street

Columbus, Indiana 47202

Ladies and Gentlemen:

We have been requested to render this opinion concerning certain matters of federal income tax law in connection with the proposed acquisition of all of the assets of Columbus Core Plus Fund (the “Acquired Fund”), a series of Columbus Funds, Inc., a corporation organized and existing under the laws of the State of Maryland (“CFI”), by Frontegra Total Return Bond Fund (the “Acquiring Fund”), a series of Frontegra Funds, Inc., a corporation organized and existing under the laws of the State of Maryland (“FFI”), in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Asset Acquisition”), pursuant to that certain Agreement and Plan of Reorganization between CFI, on behalf of the Acquired Fund, and FFI, on behalf of the Acquiring Fund, dated as of May 15, 2007 (the “Agreement”).

Except as otherwise provided, capitalized terms referred to herein have the meanings as set forth in the Agreement.  All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended (the “Code”).

We have acted as counsel to FFI in connection with the Asset Acquisition.  For the purpose of rendering this opinion, we have examined and are relying upon (without any independent investigation or review thereof) the truth and accuracy, at all relevant times including on the anticipated Closing Date, of the statements, covenants, conditions, representations and warranties contained in the following documents (including all schedules and exhibits thereto):

•

The Agreement;

•

The Registration Statement of FFI on Form N-14 as filed with the Securities and Exchange Commission on or about May 15, 2007, as amended (the “Registration Statement”), and the Proxy Statement/Prospectus included therein;

•

Certificates of certain officers of FFI and CFI; and

•

Such other instruments and documents related to the formation, organization and operation of the Acquired Fund and the Acquiring Fund or the consummation of the Asset Acquisition and the transactions contemplated thereby as we have deemed necessary or appropriate.

In connection with rendering this opinion, we have assumed (and are relying thereon, without any independent investigation or review thereof) that:

Board of Directors, Frontegra Funds, Inc.

Board of Directors, Columbus Funds, Inc.

August 3, 2007

•

Original documents (including signatures) are authentic; documents submitted to us as copies conform to the original documents or the forms thereof included in the Registration Statement, and there has been due execution and delivery of all documents where due execution and delivery are prerequisites to the effectiveness thereof; and

•

The Asset Acquisition will be consummated pursuant to the Agreement and as described in the Registration Statement.

Based on our examination of the foregoing items and subject to the assumptions, exceptions, limitations and qualifications set forth herein, we are of the opinion that for federal income tax purposes:

(a)

The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)

In accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for such shareholders’ shares of the Acquired Fund under Section 361(c) of the Code.

(c)

In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(d)

In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund for the Acquiring Fund Shares in the Asset Acquisition.

(e)

In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each current shareholder of the Acquired Fund pursuant to the Asset Acquisition will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor.

(f)

In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Asset Acquisition will include the holding period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares were held as capital assets by such shareholder at the time of the exchange.

(g)

The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(h)

In accordance with Section 362(b) of the Code, the aggregate tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the transfer thereof.

(i)

In accordance with Section 1223 of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the respective periods during which such assets were held by the Acquired Fund.

Board of Directors, Frontegra Funds, Inc.

Board of Directors, Columbus Funds, Inc.

August 3, 2007

In addition to the assumptions set forth above, this opinion is subject to the exceptions, limitations and qualifications set forth below:

•

Our opinion is not binding upon the Internal Revenue Service or the courts, and the Internal Revenue Service is not precluded from asserting a contrary position.  No ruling has been or will be requested from the Internal Revenue Service concerning the federal income tax consequences of the Asset Acquisition.  Future legislative, judicial or administrative changes, on either a prospective or retroactive basis, may adversely affect the accuracy of the opinion expressed herein.  Nevertheless, we undertake no responsibility to advise you of any new developments in the application or interpretation of the federal income tax laws.

•

Our opinion concerning certain of the federal tax consequences of the Asset Acquisition is limited to the specific federal tax consequences presented above.  No opinion is expressed as to any transaction other than the Asset Acquisition, including any transaction undertaken in connection with the Asset Acquisition.  In addition, this opinion does not address any other federal, estate, gift, state, local or foreign tax consequences that may result from the Asset Acquisition.

•

Our opinion is void and may not be relied upon if (a) all the transactions described in the Agreement are not consummated in accordance with the terms of such Agreement and without waiver or breach of any material provision thereof, or (b) all of the representations, warranties, covenants, conditions, statements and assumptions upon which we relied are not true and accurate at all relevant times.

•

This opinion is being delivered solely for the purpose of satisfying the requirements set forth in Section 9.5 of the Agreement.  This opinion may not be relied upon or utilized for any other purpose or by any other person or entity, and may not be made available to any other person or entity, without our prior written consent.

We consent to the use of this opinion as an exhibit to the Registration Statement.  In giving this consent, however, we do not admit that we are “experts” within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of said Act.

Very truly yours,

/s/ Godfrey & Kahn, S.C.

GODFREY & KAHN, S.C.

OFFICES IN MILWAUKEE, MADISON, WAUKESHA, GREEN BAY AND APPLETON, WI, WASHINGTON DC, AND SHANGHAI PRC

GODFREY & KAHN IS A MEMBER OF TERRALEX®, A WORLDWIDE NETWORK OF INDEPENDENT LAW FIRMS

780 North Water Street Milwaukee, WI 53202-3590 TEL 414-273-3500 Fax 414-273-5198 www.gklaw.com

August 3, 2007

Board of Directors

Frontegra Funds, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

Board of Directors

Columbus Funds, Inc.

227 Washington Street

Columbus, Indiana 47202

Ladies and Gentlemen:

We have been requested to render this opinion concerning certain matters of federal income tax law in connection with the proposed acquisition of all of the assets of Columbus Core Fund (the “Acquired Fund”), a series of Columbus Funds, Inc., a corporation organized and existing under the laws of the State of Maryland (“CFI”), by Frontegra Investment Grade Bond Fund (the “Acquiring Fund”), a series of Frontegra Funds, Inc., a corporation organized and existing under the laws of the State of Maryland (“FFI”), in exchange for shares of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Asset Acquisition”), pursuant to that certain Agreement and Plan of Reorganization between CFI, on behalf of the Acquired Fund, and FFI, on behalf of the Acquiring Fund, dated as of May 15, 2007 (the “Agreement”).

Except as otherwise provided, capitalized terms referred to herein have the meanings as set forth in the Agreement.  All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended (the “Code”).

We have acted as counsel to FFI in connection with the Asset Acquisition.  For the purpose of rendering this opinion, we have examined and are relying upon (without any independent investigation or review thereof) the truth and accuracy, at all relevant times including on the anticipated Closing Date, of the statements, covenants, conditions, representations and warranties contained in the following documents (including all schedules and exhibits thereto):

•

The Agreement;

•

The Registration Statement of FFI on Form N-14 as filed with the Securities and Exchange Commission on or about May 15, 2007, as amended (the “Registration Statement”), and the Proxy Statement/Prospectus included therein;

•

Certificates of certain officers of FFI and CFI; and

•

Such other instruments and documents related to the formation, organization and operation of the Acquired Fund and the Acquiring Fund or the consummation of the Asset Acquisition and the transactions contemplated thereby as we have deemed necessary or appropriate.

In connection with rendering this opinion, we have assumed (and are relying thereon, without any independent investigation or review thereof) that:

•

Original documents (including signatures) are authentic; documents submitted to us as copies conform to the original documents or the forms thereof included in the Registration Statement, and there has

Board of Directors, Frontegra Funds, Inc.

Board of Directors, Columbus Funds, Inc.

August 3, 2007

been due execution and delivery of all documents where due execution and delivery are prerequisites to the effectiveness thereof; and

•

The Asset Acquisition will be consummated pursuant to the Agreement and as described in the Registration Statement.

Based on our examination of the foregoing items and subject to the assumptions, exceptions, limitations and qualifications set forth herein, we are of the opinion that for federal income tax purposes:

(a)

The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)

In accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for such shareholders’ shares of the Acquired Fund under Section 361(c) of the Code.

(c)

In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(d)

In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund for the Acquiring Fund Shares in the Asset Acquisition.

(e)

In accordance with Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each current shareholder of the Acquired Fund pursuant to the Asset Acquisition will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor.

(f)

In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Asset Acquisition will include the holding period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares were held as capital assets by such shareholder at the time of the exchange.

(g)

The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(h)

In accordance with Section 362(b) of the Code, the aggregate tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the transfer thereof.

(i)

In accordance with Section 1223 of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the respective periods during which such assets were held by the Acquired Fund.

Board of Directors, Frontegra Funds, Inc.

Board of Directors, Columbus Funds, Inc.

August 3, 2007

In addition to the assumptions set forth above, this opinion is subject to the exceptions, limitations and qualifications set forth below:

•

Our opinion is not binding upon the Internal Revenue Service or the courts, and the Internal Revenue Service is not precluded from asserting a contrary position.  No ruling has been or will be requested from the Internal Revenue Service concerning the federal income tax consequences of the Asset Acquisition.  Future legislative, judicial or administrative changes, on either a prospective or retroactive basis, may adversely affect the accuracy of the opinion expressed herein.  Nevertheless, we undertake no responsibility to advise you of any new developments in the application or interpretation of the federal income tax laws.

•

Our opinion concerning certain of the federal tax consequences of the Asset Acquisition is limited to the specific federal tax consequences presented above.  No opinion is expressed as to any transaction other than the Asset Acquisition, including any transaction undertaken in connection with the Asset Acquisition.  In addition, this opinion does not address any other federal, estate, gift, state, local or foreign tax consequences that may result from the Asset Acquisition.

•

Our opinion is void and may not be relied upon if (a) all the transactions described in the Agreement are not consummated in accordance with the terms of such Agreement and without waiver or breach of any material provision thereof, or (b) all of the representations, warranties, covenants, conditions, statements and assumptions upon which we relied are not true and accurate at all relevant times.

•

This opinion is being delivered solely for the purpose of satisfying the requirements set forth in Section 9.5 of the Agreement.  This opinion may not be relied upon or utilized for any other purpose or by any other person or entity, and may not be made available to any other person or entity, without our prior written consent.

We consent to the use of this opinion as an exhibit to the Registration Statement.  In giving this consent, however, we do not admit that we are “experts” within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of said Act.

Very truly yours,

/s/ Godfrey & Kahn, S.C.

GODFREY & KAHN, S.C.

OFFICES IN MILWAUKEE, MADISON, WAUKESHA, GREEN BAY AND APPLETON, WI, WASHINGTON DC, AND SHANGHAI PRC

GODFREY & KAHN IS A MEMBER OF TERRALEX®, A WORLDWIDE NETWORK OF INDEPENDENT LAW FIRMS